AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 16, 2001

                                                        REGISTRATION NO. 2-86082
=====================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO                   [ ]
                         POST-EFFECTIVE AMENDMENT NO. 31                [x]

                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 32                        [x]

                         -------------------------------

                          MAINSTAY VP SERIES FUND, INC.

             (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000
                         -------------------------------

                                                                COPY TO:

          ROBERT ANSELMI, ESQ.                               PAUL S. STEVENS
           51 MADISON AVENUE                                     DECHERT
       NEW YORK, NEW YORK 10010                           1775 EYE STREET, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE)                         SUITE 1100
                                                          WASHINGTON, D.C. 20006

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[x]     Immediately upon filing pursuant to paragraph (b)
[ ]     On [date] pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     on [date] pursuant to paragraph (a)(2)
[ ]     on [date] pursuant to paragraph (a)(1)

177215-3

MainStay VP Series Fund, Inc. Prospectus                            ------, 2001
--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GROWTH
Mid Cap Core Portfolio......................................       page A-6
Mid Cap Growth Portfolio....................................       page A-7
Small Cap Growth Portfolio..................................       page A-9
GROWTH & INCOME
Equity Income Portfolio.....................................       page A-10

                                 WHAT'S INSIDE?
--------------------------------------------------------------------------------

The Fund And The Separate Accounts...................................................3
Investment Objectives, Principal Investment Strategies
and Principal Risks: An Overview.....................................................4
    Not insured......................................................................4
    You could lose money.............................................................4
    NAV will fluctuate...............................................................4
    More information.................................................................5
MID CAP CORE PORTFOLIO...............................................................6
MID CAP GROWTH PORTFOLIO.............................................................7
SMALL CAP GROWTH PORTFOLIO...........................................................9
EQUITY INCOME PORTFOLIO.............................................................10
More About Investment Strategies and Risks..........................................11
    DERIVATIVE SECURITIES...........................................................11
    FOREIGN SECURITIES..............................................................11
    LENDING OF PORTFOLIO SECURITIES.................................................12
    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.....................................12
    RISK MANAGEMENT TECHNIQUES......................................................12
    SWAP AGREEMENTS.................................................................12
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..................................13
    RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")......................13
    TEMPORARY DEFENSIVE INVESTMENTS.................................................13
    PORTFOLIO TURNOVER..............................................................13
The Fund and Its Management.........................................................13
Purchase and Redemption of Shares...................................................16
Taxes, Dividends and Distributions..................................................17
General Information.................................................................18


                                 ---------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

This Prospectus describes four Portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Portfolios offered by this Prospectus are part of the Fund, which offers 19 different Portfolios. The 15 Portfolios not discussed in this Prospectus are offered by a separate prospectus, which is available upon request. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

                        AND PRINCIPAL RISKS: AN OVERVIEW

This prospectus discusses four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but all of the growth Portfolios invest, under normal market conditions, primarily in equity securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day to day portfolio management of one Portfolio and has retained a sub-adviser for three of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU COULD LOSE MONEY

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Portfolio shares, also known as the net asset value (NAV), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment can, also affect security values and Portfolio share price.

MORE INFORMATION

The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, performance and expenses of each of the Portfolios offered in this prospectus. Please review it carefully.

                             MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the value of its total assets in the common stocks of U.S. companies with market capitalizations similar to the market capitalization of those companies in the Russell Midcap Index. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of mid-cap stocks is that they are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                                PAST PERFORMANCE

Since the Portfolio commenced operations on ___________, 2001 there are no performance figures reflecting the Portfolio's performance.

                            MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. common stocks and securities related to U.S. common stocks of companies with market capitalizations similar to the market capitalization of companies in the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $2.5 billion and $12 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Portfolio's Sub-Adviser, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Portfolio may invest in any securities that, in the judgment of the Sub-Adviser, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Sub-Adviser does not believe that the security will help the Portfolio meet its objective.

PRINCIPAL RISKS -- Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indexes such as the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Portfolio intends to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolio may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on __________, 2001 there are no performance figures reflecting the Portfolio's performance.

                           SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Index, a widely used benchmark for small cap stock performance. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $50 million and $2.5 billion. MacKay Shields LLC, the Portfolio's Sub-Adviser, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS -- The Sub-Adviser looks for securities of companies with the following characteristics: above average revenue and earnings per share growth, participation in growing markets, and potential for positive earnings surprises and strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Sub-Adviser to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The Portfolio investments may include securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolio cannot predict whether future investments in IPOs will be successful. As the Portfolio grows in size, the effect of IPO investments on the Portfolio may decrease.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on __________, 2001 there are no performance figures reflecting the Portfolio's performance.

                             EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE -- The Equity Income Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio takes a flexible approach, emphasizing investments in common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Portfolio normally invests at least 65% of its total assets in equity income-producing securities that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Sub-Adviser will seek to invest primarily in equities that pay dividends and are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of investing in value stocks is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

Since the Portfolio commenced operations on __________, 2001 there are no performance figures reflecting the Portfolio's performance.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to a Portfolio.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or Sub-Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap. See "Tax Status" in the SAI for information regarding the tax considerations relating to swap agreements.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, may not achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments and as described in the next section of the prospectus.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                           THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

        THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Ave., Parsippany, N.J. 07054, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the investment portfolios of each Portfolio, subject to the supervision of the Directors. NYLIM commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2000, NYLIM and its affiliates managed over $116 billion in assets.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios. The Manager has delegated its portfolio management responsibilities for the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser"). The Manager pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that aren't the responsibility of the Portfolios, including the fees paid to the Sub-Adviser. Pursuant to a management contract with each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

For the calendar year 2001, the Fund, on behalf of the following Portfolios, will pay the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Portfolio as follows.

Equity Income Portfolio.................................         .70%
Mid Cap Core Portfolio..................................         .85%
Mid Cap Growth Portfolio................................         .75%
Small Cap Growth Portfolio..............................        1.00%


The Manager is not responsible for the records maintained by the Portfolios' Custodian or Sub-Advisers, except to the extent expressly provided in the Management Agreements between the Manager and the Fund.

Where the manager has retained a Sub-Adviser, the Sub-Adviser, under the supervision of the Manager, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by the Manager, not the Portfolios. (See the SAI for the breakdown of fees.)


SUB-ADVISER. MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, is the Sub-Adviser to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2000, MacKay Shields managed over $32 billion in assets.

        PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

EQUITY INCOME PORTFOLIO   - -    Michael Sheridan and Richard A. Rosen
MID CAP CORE PORTFOLIO   - -   Harvey Fram and Stephen B. Killian
MID CAP GROWTH PORTFOLIO   - -  Edmund C. Spelman and Rudolph C. Carryl
SMALL CAP GROWTH PORTFOLIO   - -   Edmund C. Spelman and Rudolph C. Carryl

BIOGRAPHIES:

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Mid Cap Growth and Small Cap Growth Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 23 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

HARVEY FRAM -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1979 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

STEPHEN B. KILLIAN -- Mr. Killian has managed the Mid Cap Core Portfolio since inception. Mr. Killian has been a managing director of NYLIM since March 2000. In this role he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. Mr. Killian was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. From 1992 to 1997, he was a Partner and Senior Portfolio Manager at Rhumbline Advisers.

RICHARD A. ROSEN -- Mr. Rosen has managed the Equity Income Portfolio since inception. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Equity Income Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Mid Cap Growth and the Small Cap Growth Portfolios since inception. Mr. Spelman is a Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value of total Portfolio assets, less liabilities, by the total number of shares outstanding of that Portfolio. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

In some cases, the Policies may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service.

We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the Policies.

Because the amounts associated with some of these transactions may be unusually large, they may disrupt the management of a Portfolio. Accordingly, the Portfolios reserve the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of Policy owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policy owners.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

-----------------------------------------------------------------------------

        TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each

Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

        DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

        CUSTODIAN

The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets.

        PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Portfolios. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TO OBTAIN INFORMATION:

Write to MainStay VP Series Fund, Inc., 51 Madison Avenue, New York, NY, 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may visit the SEC's website at http://www.sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, after paying a duplicating fee, send an electronic request to publicinfo@sec.gov.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]

The Mainstay VP Series Fund, Inc.
SEC File Number: 811-03833

                          MAINSTAY VP SERIES FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION



                                  ------, 2001


                                 ---------------


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Fund's current Prospectus. Accordingly, this Statement of Additional Information should be read in conjunction with the Fund's current Prospectus for the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios, dated May 16, 2001, which may be obtained by calling the Fund at (800) 598-2019, or writing the Fund at 51 Madison Avenue, New York, NY 10010. Terms used in the Fund's current Prospectus are incorporated in this Statement.

Portfolios described in this Statement of Additional Information may not be available in all New York Life Insurance and Annuity Corporation products.

                                 ---------------

                                TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP EQUITY INCOME,
MAINSTAY VP MID CAP CORE, MAINSTAY VP MID CAP GROWTH AND MAINSTAY VP SMALL CAP
GROWTH PORTFOLIOS...........................................................................................1
ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO the PORTFOLIOS.............................2
CERTAIN INVESTMENT PRACTICES COMMON TO all of THE PORTFOLIOS................................................2
ARBITRAGE...................................................................................................3
CASH EQUIVALENTS............................................................................................3
DEBT SECURITIES.............................................................................................4
FLOATERS AND INVERSE FLOATERS...............................................................................4
HIGH YIELD SECURITIES.......................................................................................5
ZERO COUPON BONDS...........................................................................................6
SHORT SALES AGAINST THE BOX.................................................................................7
REPURCHASE AGREEMENTS.......................................................................................7
REVERSE REPURCHASE AGREEMENTS...............................................................................7
LENDING OF PORTFOLIO SECURITIES.............................................................................8
BORROWING...................................................................................................8
FOREIGN SECURITIES..........................................................................................9
DEPOSITARY RECEIPTS.........................................................................................9
FOREIGN CURRENCY TRANSACTIONS...............................................................................9
MORTGAGE DOLLAR ROLLS......................................................................................11
BRADY BONDS................................................................................................11
FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.....................................................12
FOREIGN INDEX-LINKED INSTRUMENTS...........................................................................13
WHEN-ISSUED SECURITIES.....................................................................................13
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.........................................................13
LOAN PARTICIPATION INTERESTS...............................................................................17

REAL ESTATE INVESTMENT TRUSTS ("REITS")....................................................................18
OPTIONS ON SECURITIES......................................................................................19
FUTURES TRANSACTIONS.......................................................................................23
SECURITIES INDEX OPTIONS...................................................................................28
WARRANTS...................................................................................................29
SWAP AGREEMENTS............................................................................................29
STATE INSURANCE LAW REQUIREMENTS...........................................................................30
PORTFOLIO TURNOVER.........................................................................................30
   MANAGEMENT OF THE FUND..................................................................................31
THE MANAGER AND SUB-ADVISER................................................................................34
PORTFOLIO BROKERAGE........................................................................................35
   DETERMINATION OF NET ASSET VALUE........................................................................36
HOW PORTFOLIO SECURITIES WILL BE VALUED....................................................................36
   INVESTMENT PERFORMANCE CALCULATIONS.....................................................................37
TOTAL RETURN CALCULATIONS..................................................................................37
   PURCHASE AND REDEMPTION OF SHARES.......................................................................37
   TAXES...................................................................................................38
   GENERAL INFORMATION.....................................................................................39
   CODE OF ETHICS..........................................................................................40
   LEGAL COUNSEL...........................................................................................41
   INDEPENDENT ACCOUNTANTS.................................................................................41
   APPENDIX A...............................................................................................1

                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

        Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP EQUITY INCOME, MAINSTAY VP MID CAP CORE, MAINSTAY VP MID CAP GROWTH AND MAINSTAY VP SMALL CAP GROWTH PORTFOLIOS

        The investment restrictions set forth below apply to each of the Portfolios and are fundamental investment policies of these Portfolios; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Fund's outstanding voting securities defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

UNLESS INDICATED OTHERWISE BELOW, NONE OF THE PORTFOLIOS WILL:

1. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, more than 5% of its assets would be invested in the securities of that issuer;

2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, it would hold more than 10% of the outstanding voting securities of such issuer;

3. issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

4. borrow money, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) borrow money from other persons to the extent permitted by applicable law;

5. engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Should the 1940 Act be amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Portfolio elects to be "periodically industry concentrated" and, as such, the foregoing limitation shall no longer apply to the Portfolio;

7. purchase or sell real estate, which term does not include securities of companies which invest in or deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolios reserve freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

8. purchase physical commodities or contracts relating to physical commodities. (This does not prohibit any transactions in currency or financial derivative contracts; each Portfolio may engage in such transactions as described in the Fund's Prospectus and Statement of Additional Information); or

9. make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time. A purchase of a debt security or similar instrument will not be considered to be a loan. (Loans of portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Fund's Board of Directors are permitted).



ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO the PORTFOLIOS

        The following non-fundamental investment restrictions may be changed without shareholder vote:

The Portfolios may not:

        (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

        (2) Purchase securities on margin or effect short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving options, currencies, futures contracts and options on such contracts or other permissible investments; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

        (3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

        Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Fund's Board of Directors without a vote of shareholders.

        The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or Sub-Adviser pursuant to guidelines approved by the Directors.

CERTAIN INVESTMENT PRACTICES COMMON TO all of THE PORTFOLIOS

        The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities indexes.

        The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's investment adviser or sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

        Except as otherwise noted below, the following description of investment practices is applicable to all of the Portfolios.

ARBITRAGE

        Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Portfolios do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

        Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations.

        Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

        Each Portfolio will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CASH EQUIVALENTS

        Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors or Manager to be of comparable high quality and liquidity. The Portfolios may invest up to 5% of their total assets in commercial paper if rated in the second highest rating category of a nationally recognized statistical rating organization ("NRSRO").

CONVERTIBLE SECURITIES

                Each of the Portfolios may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

        Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

        As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

        Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

        Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

           Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

FLOATERS AND INVERSE FLOATERS

        Each Portfolio may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

        Each Portfolio may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged if, as interest rates change, interest payments on the floater change by a greater proportion. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolios' limitation on investments in such securities.

HIGH YIELD SECURITIES

        Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Owners should consider the following risks associated with high yield bonds before investing in the Mid Cap Core Portfolio and the Equity Income Portfolio, which may invest up to 10% of their total assets in such securities.

        Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

        Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

        High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

        The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

        The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Sub-Adviser, where applicable, deems it in the best interest of the Portfolio's shareholders.

SECURITIES OF OTHER INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

        Each of the Portfolios may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

        Each of the Portfolios may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

ZERO COUPON BONDS

        The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

U.S. GOVERNMENT SECURITIES

                U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include:
(i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. Government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Related and Other Asset-Backed Securities" below.)

        U.S. Government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government securities can be expected to increase, and when interest rates rise, the values of U.S. Government securities can be expected to decrease.

SHORT SALES AGAINST THE BOX

        A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. Short sales "against the box" will be limited to no more than 25% of the Portfolio's total assets.

        If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.

REPURCHASE AGREEMENTS

        The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian, or another custodian as agent for the Portfolio and the Portfolio's counterparty. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

        For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Directors have delegated to each Portfolio's Manager or Sub-Adviser the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers.

REVERSE REPURCHASE AGREEMENTS

        Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor, in the case of the equity income and small cap growth portfolios, will such agreements involve more than 5% of the net assets of the portfolio.

        This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. When effecting reverse repurchase agreements, Portfolio assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Portfolio's records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

LENDING OF PORTFOLIO SECURITIES

        Each Portfolio may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. This practice could result in a loss or a delay in recovering the Portfolio's securities from the borrower if the borrower were to fail financially and the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

BORROWING

        Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's net asset value of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares.

FOREIGN SECURITIES

        Each Portfolio may invest in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or Sub-Adviser.

        Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries. Further, to the extent investments in foreign securities are denominated in currencies of foreign countries, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

DEPOSITARY RECEIPTS

        Each Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

        Each Portfolio may, to the extent it invests in foreign securities, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

        Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when each determines that the best interest of a Portfolio will be served. Generally, the Manager and Sub-Adviser believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

        Second, when the Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities holdings denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

        Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

        At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

        A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Sub-Adviser, where applicable. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

        In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

        It should be realized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

        A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

        The Manager and Sub-Adviser believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

MORTGAGE DOLLAR ROLLS

        A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

        The Mid Cap Core Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including Mexico, Uruguay, Venezuela, Argentina, Costa Rica, Nigeria, the Philippines, Bulgaria, the Dominican Republic, Bolivia, Ecuador, Niger, Poland and Jordan (collectively, the "Brady Countries"). In addition, Brazil, Peru and Panama have concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan debt restructuring in the future.

        Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

        U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, is initially equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

        Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

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        Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

        Brady Bonds are not considered U.S. Government securities. In light of factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

        The Mid Cap Core Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

        The Manager's or Sub-Adviser's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Sub-Adviser currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Sub-Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

        Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

        A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

        The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Portfolio's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

        As part of its investment program, and to maintain greater flexibility, the Mid Cap Core Portfolio may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

        A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

WHEN-ISSUED SECURITIES

        Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

        At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        Each Portfolio may purchase asset-backed and mortgage-backed securities. Asset-backed and mortgage-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.

        Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.

Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Backed Securities," below). The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities.

        MORTGAGE-BACKED SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

        The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's Manager or Sub-Adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Manager or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

        Early repayment of principal on mortgage backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        The Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.

        FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

        OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

        STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

        OTHER ASSET-BACKED SECURITIES. Similarly, the Manager and Sub-Adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

        Consistent with a Portfolio's investment objective and policies, the Manager or Sub-Adviser also may invest in other types of asset-backed securities.

LOAN PARTICIPATION INTERESTS

        The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

        In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

        A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

        When a Portfolio acts as co-lender in connection with a participation interest or when a Portfolio acquires a Participation Interest the terms of which provide that a Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manger or Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio. The Portfolios consider Participation Interests not subject to puts to be illiquid.

        The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        Each Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent a Portfolio invests in REITs, it is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local ecnoomic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

        REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. in addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON SECURITIES

        Each Portfolio may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

        The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

        The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

        WRITING CALL OPTIONS. Each Portfolio may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option (in return for a premium received) the obligation to sell the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. The Portfolio covers options it has sold by holding a position in the underlying securities (the usual practice in the case of a call) or by other means which would permit timely satisfaction of the Portfolio's obligations as writer of the option, such as by depositing in a segregated account liquid assets equal in value to the exercise price of the option (the usual practice in the case of a put). A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. Even a Portfolio that is not designed to generate income might benefit from selling covered options when the Manager or Sub-Adviser believes that little risk is involved.

        A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.

        A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

        A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's holdings, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

        A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires or a Portfolio delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option.

        Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. Government securities.

        PURCHASING CALL OPTIONS. Each Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period.

        WRITING PUT OPTIONS. Each Portfolio may also write covered put options. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if a Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.

        The premium that a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

        The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

        If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

        In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. Government securities.

        PURCHASING PUT OPTIONS. Each Portfolio may purchase put options on any securities in which it may invest in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the premium and the exercise price.

        SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in U.S. Government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad. The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

        If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

        The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continue, has retained the risk of loss should the price of the underlying security decline. A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot elect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

        OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of a Portfolio's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

        Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

        A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

        Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

        A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

        As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

        Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

        Each Portfolio may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities. Each Portfolio may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Portfolio may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

        A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price in a future month. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor or through electronic trading systems. Currently, there are futures contracts based on U.S. Treasury bonds, Treasury notes, GNMA certificates, U.S. Treasury bills, bank certificates of deposit, major foreign currencies, a municipal bond index, various stock indexes and other financial products. When interest rates are changing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. The purchase of futures contracts can also be used as a substitute for the purchase of longer-term securities to lengthen the average maturity or duration of a Portfolio's holdings. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Portfolio can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that a Portfolio has acquired or expects to acquire.

        When a purchase or sale of a futures contract is made by a Portfolio, a Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio, but is instead a settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

        A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

        Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

        FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

        Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of a Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

        On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

        A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

        SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

        Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio.

        CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the Manager or Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Manager or Sub-Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

        A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

        OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

        Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

        The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

        In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

        If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

        The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

        While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

        LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.

        When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's custodian).

        When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

        When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

        In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meanings and intent of applicable CFTC rules and to positions which qualify under a second text. Under the second test, the aggregate initial margin and premiums required to establish such positions may not exceed five percent of the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. As to options in-the-money at the time of purchase, the in-the-money amount as defined in the Commodity Futures Trading Commission rules, may be excluded in calculating the five percent.

        The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See "Tax Status."

        RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies. In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

        In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

SECURITIES INDEX OPTIONS

        The Portfolios may purchase call and put options on securities indexes, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier."

        A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

        The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

        A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

WARRANTS

        Each Portfolio may invest in warrants which entitle the holder of a warrant to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SWAP AGREEMENTS

        Each Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost than if it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's holdings. The Portfolios (except for the Mid Cap Growth Portfolio) will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

        Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Manager's or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Sub-Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a Portfolio's ability to use swap agreements. The swaps market is largely unregulated. Swap agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

STATE INSURANCE LAW REQUIREMENTS

        Applicable state insurance laws and regulations permit NYLIAC to invest the assets allocated to NYLIAC's variable annuity and variable life insurance separate accounts in mutual funds, which are the investments contractually permitted by the Policies. As a Delaware insurance company doing business in New York, NYLIAC is required by section 4240 of the New York Insurance Law to invest such assets prudently. Subject to the direction of the Directors, the Manager and Sub-Advisers will make investments satisfying this requirement for each Portfolio. In addition, the Fund will comply with restrictions contained in any other insurance laws in order that the assets of NYLIAC's separate accounts may be invested in Portfolio shares.

PORTFOLIO TURNOVER

        Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             MANAGEMENT OF THE FUND

        The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the day-to-day operations of the Fund.

        The directors and executive officers of the Fund and their principal occupations for the past five years are set forth below.


                                               POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME AND ADDRESS**             AGE             REGISTRANT

Michael J. Drabb                67             Director                     Executive Vice President of O'Brien Asset
                                                                            Management, Inc., from August 1993 to present,
                                                                            Executive Vice President of The Mutual Life
                                                                            Insurance Company of New York ("MONY") from May
                                                                            1989 to April 1992. Mr. Drabb is also a Director
                                                                            of the following Corporations: New York Life
                                                                            Settlement Corporation, MONY Series Fund, and U.S.
                                                                            Food Services, Inc.

Jill Feinberg                   47             Director                     Consultant, Jill Feinberg & Company, Inc.,
                                                                            (special events and meeting planning firm), from
                                                                            1989 to present. Ms. Feinberg is also a Director
                                                                            of New York Life Settlement Corporation.

Daniel Herrick                  80             Director                     Retired; Treasurer and Executive Officer, National
                                                                            Gallery of Art, Washington, D.C. from December
                                                                            1985 to June 1995.

Richard M. Kernan, Jr.*         60             Chairman of the              Executive Vice President and Chief Investment
                                               Board, Chief                 Officer and Director of New York Life Insurance
                                               Executive Officer and        Company from September 1995 to present; Executive
                                               Director                     Vice President prior thereto; Director, New York
                                                                            Life Securities Corporation.

Anne F. Pollack*                45             President, Chief             Senior Vice President of New York Life Insurance
                                               Administrative               Company from March 1992 to present.
                                               Officer and Director

Robert D. Rock*                 46             Vice President and           Senior Vice President in charge of the Individual
                                               Director                     Annuity Department of New York Life Insurance Company
                                                                            March 1991 to present.

Roman L. Weil                   60             Director                     Professor of Accounting and Sigmund E. Edelstone
                                                                            Professor of Accounting, Graduate School of
                                                                            Business, University of Chicago, from September
                                                                            1976 to present, Visiting Professor of Law,
                                                                            Stanford University Law School, from September
                                                                            1990 to August 1996; Present, Roman L. Weil
                                                                            Associates, Inc. (a consulting firm).

John A. Weisser, Jr.            59             Director                     Managing Director of Salomon Brothers,
                                                                            Inc., from May 1981 through June 1995.

                         OFFICERS (OTHER THAN DIRECTORS)

                                               POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME AND ADDRESS**              AGE            REGISTRANT

Patrick J.  Farrell             41             Treasurer, Chief Financial   Vice President, New York Life Insurance Company,
                                               and Accounting Officer       1996 - present; Assistant Treasurer, Member of the
                                                                            Dividend Committee, The MainStay Funds, 1998 -
                                                                            present.

Robert  A. Anselmi              55             Secretary                    Senior Managing Director and General Counsel, New
                                                                            York Life Investment Management LLC, May 2000 to
                                                                            present; Senior Vice President, New York Life
                                                                            Insurance Company, May 2000 to present; Secretary,
                                                                            The MainStay Funds, February 2001 to present;
                                                                            Secretary, Eclipse Funds Inc., February 2001 to
                                                                            present; Managing Director and Senior Counsel,
                                                                            Lehman Brothers Inc., October 1998 to December
                                                                            1999; General Counsel and Managing Director, JP
                                                                            Morgan Investment Management Inc., 1986 to
                                                                            September 1998.

Richard D. Levy                 44             Controller                   Senior Vice President of New York Life Insurance
                                                                            Company, September 1997 to date; Partner and head
                                                                            of national tax practice for financial
                                                                            institutions at Coopers & Lybrand 1996 to 1997;
                                                                            Senior Vice President and Director of Tax
                                                                            Accounting at Mid Atlantic Corporation from 1983
                                                                            to 1996.

Richard W. Zuccaro              51             Tax Vice President           Vice President, New York Life Insurance Company,
                                                                            1995 to present; Tax Vice President NYLIFE
                                                                            Securities Inc., 1987 to present; Tax Vice
                                                                            President, NYLIFE SFD Holding Inc., 1990 to
                                                                            present; Tax Vice President, NYLIFE Depositary
                                                                            Inc., 1990 to present; Tax Vice President NYLIFE
                                                                            LLC, 1990 to present; Tax Vice President NYLIFE
                                                                            Insurance Company of Arizona, 1990 to present; Tax
                                                                            Vice President, NYLIFE Realty Inc., 1991 to
                                                                            present; Tax Vice President NYLICO Inc., 1991 to
                                                                            present; Tax Vice President, New York Life Fund
                                                                            Inc., 1991 to present, Tax Vice President, New
                                                                            York Life International Investment, Inc., 1991 to
                                                                            present; Tax Vice President NYLIFE Funding Inc.,
                                                                            1991 to present Tax Vice President, NYLCO, 1991 to
                                                                            present; Tax Vice President, NYLIFE Equity Inc.,
                                                                            1991 to present; Tax Vice President MainStay VP
                                                                            Series Fund, Inc., 1991 to present; Tax Vice
                                                                            President, CNP Realty Investments, Inc., 1991 to
                                                                            present; Tax Vice President, New York Life
                                                                            Worldwide Holding, Inc., 1992 to present; Tax Vice
                                                                            President, NYLIFE Structured Asset Management
                                                                            Company Ltd., 1992 to present; Tax Vice President,
                                                                            The MainStay Funds, 1991 to present; Tax Vice
                                                                            President Eagle Strategies Corp. (registered
                                                                            investment adviser), 1993 to present; Tax Vice
                                                                            President, NYLIFE Distributors Inc., 1993 to
                                                                            present; Vice President & Assistant Controller,
                                                                            New York Life Insurance and Annuity Corp., 1995 to
                                                                            present; Vice President, NYLCare Health Plans,
                                                                            Inc., 1995 to present; Vice President-Tax, New
                                                                            York Life and Health Tax Insurance Co., 1996 to
                                                                            present; Vice President New York Life Trust
                                                                            Company, 1996 to present; Tax Vice President,
                                                                            Monitor Capital Advisors LLC, 1996 to 2000; Tax
                                                                            Vice President, NYLINK Insurance Agency
                                                                            Incorporated, 1996 to present; Tax Vice President,
                                                                            MainStay Shareholder Services LLC, 1997 to
                                                                            present; Tax Vice President, NYLIM Institutional
                                                                            Funds since inception in May 2001.

------------------------

* Directors identified with an asterisk are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life. None of the directors and executive officers of the Fund owns any stock of the Fund.

** The address of each director and executive officer is 51 Madison Avenue, New York, New York 10010.

Each director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $1,500 for each meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the year ended December 31, 2000, for each of the following persons:

                               COMPENSATION TABLE

    NAME OF PERSON, POSITION                                         PENSION OR
                                                  AGGREGATE          RETIREMENT                          TOTAL COMPENSATION
                                                COMPENSATION       BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM REGISTRANT AND
                                                    FROM           AS PART OF FUND      BENEFITS UPON   FUND COMPLEX PAID TO
                                                 REGISTRANTS          EXPENSES           RETIREMENT          DIRECTORS

Michael J. Drabb, Director                        $ 44,000            $      0            $      0            $ 44,000

Jill Feinberg, Director                             50,000                   0                   0              50,000

Daniel Herrick, Director                            44,000                   0                   0              44,000

Richard M. Kernan, Jr., Director                         0                   0                   0                   0

Anne F. Pollack, Director                                0                   0                   0                   0

Robert D. Rock, Director                                 0                   0                   0                   0

Roman L. Weil, Director                             44,000                   0                   0              44,000

John A. Weisser, Jr., Director                      51,500                   0                   0              51,500
                                                                                                              --------
   TOTAL                                                                                                      $233,500
                                                                                                              ========

THE MANAGER AND SUB-ADVISER

        Pursuant to a Management Agreement entered into by the Fund, New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Board of Directors and in conformity with the stated policies of each Portfolio, administers each Portfolio's business affairs and investment advisory responsibilities. NYLIM is a subsidiary of New York Life Insurance Company ("New York Life").

        The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board of Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

        The Manager or Sub-Adviser have each authorized any of its members, managers, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed.

        The Management Agreement provides that the Manager shall not be liable to a Portfolio for any error or judgment by the Manager or for any loss sustained by a Portfolio except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

        In connection with its administration of the business affairs of each of the Portfolios, and except as indicated in the Prospectus under the heading "The Fund and its Management," the Manager bears the following expenses:

                (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or Sub-Advisers;

                (b) the fees to be paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement; and

                (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

        As compensation for services, each Portfolio pays the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Portfolio as follows:

                Equity Income Portfolio                .75%
                Mid Cap Core Portfolio                 .85%
                Mid Cap Growth Portfolio               .75%
                Small Cap Growth Portfolio            1.00%


        As described more fully below, the Manager has delegated day to day Portfolio management responsibilities to the Sub-Adviser with regard to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios.

        Pursuant to Sub-Advisory Agreements between NYLIM and MacKay Shields on behalf of the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios, MacKay Shields, as Sub-Adviser has been delegated day to day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and NYLIM and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

        The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Director or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or the Sub-Adviser (as the term is defined in the 1940 Act).

        As compensation for its services, the Manager, not the Portfolios, pays the Sub-Adviser a monthly fee calculated on the basis of each of the following Portfolios average daily net assets at the following annual rates:

                Equity Income Portfolio                .35%
                Mid Cap Growth Portfolio               .375%
                Small Cap Growth Portfolio             .50%

        During the first year of operations, the manager has voluntarily agreed to waive certain management fees, and NYLIAC has voluntarily agreed to reimburse certain other (non-management) expenses to cap total Portfolio expenses at .89% for the Equity Income Portfolio, .98% for the Mid Cap Core Portfolio, .97% for the Mid Cap Growth Portfolio and .95% for the Small Cap Growth Portfolio.

        Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

PORTFOLIO BROKERAGE

        The Manager and Sub-Adviser determine which securities to buy and sell for the Fund, select brokers and dealers to effect the transactions, and negotiate commissions. Transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio for which the transaction is executed. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter. From time to time, NYLIFE Securities, Inc. (the "Affiliated Broker") may execute transactions in equity securities on behalf of the Portfolios. Such commissions may be charged against all Portfolios.

        In placing orders for securities transactions, the Manager's or Sub-Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

        When selecting broker-dealers to execute portfolio transactions, the Manager or Sub-Adviser considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager or Sub-Adviser. The Manager or Sub-Adviser use these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager or Sub-Adviser in providing investment advisory services to the Fund.

                        DETERMINATION OF NET ASSET VALUE

        The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

HOW PORTFOLIO SECURITIES WILL BE VALUED

        Portfolio securities are valued (a) by appraising other common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers (NASDAQ) system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Manager to be representative of market values at the first close of business of the New York Stock Exchange;
(e) by appraising debt securities at prices supplied by a pricing agent selected by the Manager, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Manager to be representative of market values at the close of business of the New York Stock Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Manager to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by the Directors. Money market instruments held by the Portfolios with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Foreign currency forward contracts held by the Portfolios are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors. The Fund recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is informed after the ex-dividend date.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolios' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolios' calculation of net asset values unless the Manager deems that the particular event would materially affect net asset value, in which case an adjustment may be made.

                       INVESTMENT PERFORMANCE CALCULATIONS

TOTAL RETURN CALCULATIONS

        The Fund may from time to time also disclose average annual total returns for each Portfolio for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate a hypothetical initial amount invested to the ending redeemable value, according to the following formula:


                        P(1 + T)(n) = ERV

                Where:P   =   a hypothetical initial payment of $1,000;


                  T       =   average annual total return;
                  n       =   number of years; and
                  ERV     =   ending redeemable value of a
                              hypothetical $1,000 payment
                              made at the beginning of the
                              one, five, or ten-year period
                              at the end of the one, five,
                              or ten-year period (or
                              fractional portion thereof).


        All recurring fees that are charged by the Fund to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy.

        The yield and total return calculations of the Portfolios will not reflect the effect of the charges that may be applicable to a particular Policy or Separate Account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.

                        PURCHASE AND REDEMPTION OF SHARES

        The Portfolios currently offer their shares to New York Life Insurance and Annuity Corporation ("NYLIAC") for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC separate accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to separate accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors of the Fund and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

        The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption.

        The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the net asset value of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

        Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Sub-Adviser. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                      TAXES

        The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

        Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

        To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

        Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

    - 98% of the Portfolio's ordinary income for the calendar year;
    - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and
    - any undistributed ordinary income or capital gain net income for the prior year.

        The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

        Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

        The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

        In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

        The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

        The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are divided into nineteen classes, each corresponding to a different Portfolio.

        The shares of the Portfolios are eligible for investment by the Separate Accounts. There exist 700,000,000 unclassified shares which may be issued as an addition to one or more of the above classes or to any new class or classes of shares as determined by the Fund's Board of Directors. The Fund has no present plans to issue shares of any additional classes. The shares of each Portfolio, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

        Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio.

        Each class of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated as determined by the Directors.

        In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

        All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement.

        The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of any Portfolio).

        The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

        NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy more fully describes voting rights of an Owner.

        The initial capital for the Portfolios was provided by NYLIAC separate accounts. The equity of NYLIAC in the separate accounts is represented by its ownership of accumulation units in the separate accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any separate account until such time as this can be done without any significant impact upon the separate account.

                                 CODE OF ETHICS

        The Fund has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or who obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or an investment adviser, unless such power is the result of their position with the Fund or investment adviser. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or such officer's designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Fund has developed procedures for administration of the Code under Rule 17j-1.

                                  LEGAL COUNSEL

        Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert, Washington, D.C.

                             INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

        Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

        MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

        SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S
----------------------------------------------------------
Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

        AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

        Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is currently highly vulnerable to nonpayment.

        C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

        D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

        Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

        A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                     PART C

Item 23.   EXHIBITS

(a)(1)     Articles of Incorporation of Registrant(1)

(a)(2)     Articles Supplementary(1)

(a)(3)     Articles of Amendment(1)

(a)(4)     Articles Supplementary (filed herewith)

(b)        By-laws of Registrant (filed herewith)

(c) Form of Specimen certificate for shares of common stock of newly created Portfolios(1)

(d)(1) Form of Master Investment Advisory Agreement with MacKay Shields LLC and amendment thereto with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolio(1)

(d)(1)(a) Form of Substitution Agreement substituting NYLIM for MacKay Shields LLC on Exhibit (d)(1)(2)

(d)(2) Form of Investment Advisory Agreement with Monitor Capital Advisors LLC and amendment thereto with respect to the Indexed Equity Portfolio(1)

(d)(2)(a) Form of Substitution Agreement substituting NYLIM for Monitor Capital Advisors LLC on Exhibit (d)(2)(2)

(d)(3) Form of Substitution Agreement between New York Life and Madison Square Advisors with respect to the Bond and Growth Equity Portfolios.(3)

(d)(3)(a) Form of Substitution Agreement substituting NYLIM for Madison Square Advisers on Exhibit (d)(3)(2)

(d)(4) Form of Investment Advisory Agreement with New York Life Insurance Company ("New York Life") with respect to the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios(1)

(d)(4)(a) Form of Substitution Agreement substituting NYLIM for New York Life Insurance Company on Exhibit (d)(4)(2)

(d)(5) Form of Master Management Agreement with respect to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios (filed herewith)

(d)(6) Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc. on behalf of the American Century Income & Growth Portfolio(4)

(d)(6)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(6)(2)

(d)(7) Form of Sub-Advisory Agreement between New York Life and the Dreyfus Corporation on behalf of the Dreyfus Large Company Value Portfolio(4)

(d)(7)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(7)(2)

(d)(8) Form of Sub-Advisory Agreement between New York Life and Eagle Asset Management on behalf of the Eagle Asset Management Growth Equity Portfolio(4)

(d)(8)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(8)(2)

(d)(9) Form of Sub-Advisory Agreement between New York Life and Lord, Abbett & Co. on behalf of the Lord Abbett Developing Growth Portfolio(4)

(d)(9)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(9)(2)

(d)(10) Form of Sub-Advisory Agreement between NYLIM and MacKay Shields with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios(2)

(d)(11) Form of Master Sub-Advisory Agreement with MacKay Shields with respect to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios (filed herewith)

(e)        Not applicable.

(f)        Not applicable.

(g)(1) Form of Custodian Agreement with The Bank of New York (filed herewith)

(g)(2) Form of Custodian Agreement with The Chase Manhattan Bank (filed herewith)

(h)(1)     Form of Stock Sale Agreement(1)

(h)(2) Form of Stock License Agreement relating to the use of the New York Life name and service marks(1)

(h)(3) Administration Agreement between MainStay VP Series Fund and New York Life Insurance and Annuity Corporation ("NYLIAC")(2)

(h)(3)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (h)(3)(2)

(i)        Opinion and Consent of Counsel (filed herewith)

(j)        Not applicable.

(k)        Not applicable.

(l)(1)     Form of Initial Stock Subscription Letter(5)

(l)(2)     Form of Investment Undertaking(5)

(m)        Not applicable.

(n)        Not applicable.

(p)(1)     MainStay VP Series Fund, Inc. Code of Ethics(1)

(p)(2)     American Century Investments Code of Ethics(1)

(p)(3)     Eagle Asset Management, Inc. Code of Ethics(1)

(p)(4)     Lord, Abbett & Co. Code of Ethics(1)

(p)(5)     The Dreyfus Corporation Code of Ethics(1)

(p)(6)     MacKay Shields LLC Code of Ethics(1)

(p)(7)     NYLIFE Distributors, Inc. Code of Ethics(1)

(p)(8)     New York Life Investment Management Code of Ethics(5)

-------------------

* to be filed by amendment.

(1.) Filed in Registrant's Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000 and incorporated by reference herein.

(2.) Filed in Registrant's Post-Effective Amendment No. 30 (2-86082) filed on April 13, 2001 and incorporated by reference herein.

(3.) Filed in Registrant's Post-Effective Amendment No. 26 (2-86082) filed on March 2, 1999 and incorporated by reference herein.

(4.) Filed in Registrant's Post-Effective Amendment No. 25 (2-86082) filed on April 30, 1998 and incorporated by reference herein.

(5.) Filed in Registrant's Pre-Effective Amendment No. 1 (2-86082) filed on August 24, 1983 and incorporated by reference herein.

(6.)    Filed in Post-Effective Amendment No. 24 to Registration Statement
        No. 33-36962 (Eclipse Funds Inc., previously MainStay Institutional Funds Inc.) on October 18, 2000, and incorporated herein by reference.

Item 24.   PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

           Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC Life Stages Annuity Separate Account (the "Variable Accounts"); and NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts; and its affiliates, New York Life, MacKay Shields, Madison Square and Monitor, serve as investment advisers to the Portfolios.

           The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

  Name of Organization (Jurisdiction)(1)

          MainStay VP Series Fund, Inc.(2) (Maryland)
          The MainStay Funds(2) (Massachusetts)
          Eclipse Funds(2) (Massachusetts)
          Eclipse Funds Inc.(2) (Maryland)

  New York Life Investment Management Holdings LLC (Delaware)
          MacKay Shields LLC (Delaware)
                   MacKay-Shields Domestic General Partner, L.L.C. (Delaware) Madison Capital Funding LLC (Delaware)
          NYLCAP Manager LLC (Delaware)
                   New York Life Capital Partners, L.L.C. (Delaware)
          NYLIM Service Company LLC (Delaware)
          New York Life Investment Management LLC (Delaware)
                   New York Life Investment Management (U.K.) Limited
          New York Life Benefit Services LLC (Delaware)
          NYLIFE Distributors Inc. (Delaware)

  New York Life Insurance and Annuity Corporation (Delaware)

  New York Life International, Inc. (Delaware)

          Docthos, S.A.(3) (40%) (Argentina)
          HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (40%)
          (Argentina)
          HSBC New York Life Seguros de Retiro (Argentina) S.A.(3) (40%) (Argentina)
          Maxima S.A. AFJP(3) (40%) (Argentina)
          New York Life Insurance Limited (Korea)
          New York Life Insurance Worldwide Limited (Bermuda)
          New York Life International Holdings Limited (Mauritius)
                   Max New York Life Insurance Company Limited(3) (26%)
                   (India)
          New York Life International India Fund (Mauritius) LLC (90%)
          (Mauritius)
          New York Life Insurance (Philippines), Inc. (Philippines)
          New York Life Worldwide Capital, Inc. (Delaware)
                   Fianzas Monterrey, S.A. (99.95%) (Mexico)
                            Operada FMA, S.A. de C.V. (99%) (Mexico)
          Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand)
          NYLIFE Thailand, Inc. (Delaware)
          Siam Commercial - New York Life Insurance Public Company Limited (45.3% owned by NYLIFE Thailand, Inc.; 23.73% owned by New York Life International) (Thailand)
          NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
          P.T. Asuransi Jiwa Sewu-New York Life(3) (91%) (Indonesia)
          Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)
                   Corporativo Seguros, S.A. de C.V. (99.96%) (Mexico)
                   Centro Nacional de Servicios y Operaciones, S.A. de C.V. (99.998%) (Mexico)
                   Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

  NYLIFE LLC (Delaware)
          Avanti Corporate Health Systems, Inc. (Delaware)
                   Avanti of the District, Inc. (Maryland)
          Eagle Strategies Corp. (Arizona)
          Express Scripts, Inc.(4) (21%) (Delaware)
          New York Life Capital Corporation (Delaware)
          New York Life International Investment Inc. (Delaware)
                   Monetary Research Ltd. (Bermuda)
          NYL Management Limited (United Kingdom)
          New York Life Trust Company (New York)
          New York Life Trust Company, FSB (United States)
          NYLCare NC Holdings, Inc. (Delaware)
          NYLIFE Administration Corp. (Texas)
          NYLIFE Structured Asset Management Company Ltd. (Texas)
          NYLIFE Refinery Inc. (Delaware)
          NYLIFE Securities Inc. (New York)
          New York Life International Investment Asia Ltd. (Mauritius)
          NYLINK Insurance Agency Incorporated (Delaware)
                   NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii) NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)

                   NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada) NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico)
                   NYLINK Insurance Agency of Washington, Incorporated (Washington)
                   NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming) NYLTEMPS INC. (Delaware)
          NYLUK I Company (United Kingdom)
                   New York Life (U.K.) Limited (United Kingdom)
                         Life Assurance Holding Corporation Limited(3) (22.9%) (United Kingdom)
                                Windsor Life Assurance Company Limited(3)
                                (United Kingdom)
                   NYLUK II Company (United Kingdom)
                         W(UK)HC Limited (United Kingdom)
                         Gresham Mortgage (United Kingdom)
                         Gresham Unit Trust Managers (United Kingdom)
                         W Construction Company (United Kingdom)
                         W Financial Services (United Kingdom)
                         W Home Loans (United Kingdom)
                         W Trust Managers (United Kingdom)
                         WUT (United Kingdom)
                         WIM (AIM) (United Kingdom)
                         WLIC (United Kingdom)
                         WFMI (United Kingdom)
                         WIM (United Kingdom)
          Prime Provider Corp. (New York)
                   Prime Provider Corp. of Texas (Texas)
          WellPath of Arizona Reinsurance Company (Arizona)

  NYLIFE Insurance Company of Arizona (Arizona)

  New York Life BioVenture Partners LLC (Delaware)

------------------------
 (1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A

 (2) This entity is an unaffiliated registered investment company for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included for informational purposes only.

 (3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

 (4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

Item 25.   INDEMNIFICATION

        A.     Maryland Law and By-Laws.

               Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

               MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

               1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

               2. the director or officer actually received an improper personal benefit in money, property or services; or

               3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

               A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

               In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

               Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

        B.     Insurance.

               New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including MainStay VP Series Fund, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

        C.     Securities and Exchange Commission Position.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

           The business of MacKay Shields and NYLIM is summarized under "Investment Advisers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

           Information as to the directors and officers of the adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the adviser and sub-advisers in the last two years, are included in their respective applications for registration as investment advisers on Form ADV as follows: NYLIM, File No. 801-57396; MacKay Shields, File No. 801-8174, American Century Investment Management, Inc., File No. 801-8174; The Dreyfus Corporation, File No. 801-8147; Eagle Asset Management, File No. 801-21343 and Lord Abbett & Co., File No. 801-6997.

Item 27.   PRINCIPAL UNDERWRITERS

           Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books and other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, NYLIM and MacKay Shields at 51 Madison Avenue, New York, New York 10010 and at Cokesbury Road, Lebanon, New Jersey 08833; at the offices of American Century Investment Management, Inc. at 4500 Main Street, Kansas City, Missouri 64111; at the offices of the Dreyfus Corporation at 200 Park Avenue, New York, New York 10166; at the offices of Eagle Asset Management, Inc. at St. Petersburo, Florida; and at the offices of Lord, Abbett & Co. at 90 Hudson Street, Jersey City, New Jersey 07032-3973. Records relating to the duties of the Registrant's custodian for the Capital Appreciation, Eagle Asset Management Growth Equity, Indexed Equity, Convertible, Dreyfus Large Company Value, Total Return, Value, Government, High Yield Corporate Bond and Cash Management Portfolios are maintained by the Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the Registrant's custodian for the Bond and Growth Equity Portfolios are maintained by The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245.

Item 29.   MANAGEMENT SERVICES

           None.

Item 30.   UNDERTAKINGS

           None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York and State of New York, on the 15th day of May, 2001.

                                              MainStay VP Series Fund, Inc.
                                              (Registrant)

                                              By /s/ ROBERT D. ROCK
                                              --------------------------------
                                              ROBERT D. ROCK
                                              VICE PRESIDENT

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

/s/ Michael J. Drabb
-----------------------------------
MICHAEL J. DRABB*                      Director                            May 15, 2001

/s/ Jill Feinberg
-----------------------------------
JILL FEINBERG*                         Director                            May 15, 2001

/s/ Daniel Herrick
-----------------------------------
DANIEL HERRICK*                        Director                            May 15, 2001

/s/ Richard M. Kernan, Jr.
-----------------------------------
RICHARD M. KERNAN, JR.*                Chairman of the Board               May 15, 2001
                                       (Chief Executive Officer)
/s/ Anne F. Pollack
-----------------------------------
ANNE F. POLLACK*                       President and Director              May 15, 2001
                                       (Chief Administrative Officer)
/s/ Robert D. Rock
-----------------------------------
ROBERT D. ROCK*                        Vice President and Director         May 15, 2001

/s/ Roman L. Weil
-----------------------------------
ROMAN L. WEIL*                         Director                            May 15, 2001

/s/John D. Weisser
------------------------------------              Director                 May 15, 2001
JOHN D. WEISSER*
/s/ Patrick J. Farrell
------------------------------------
PATRICK J. FARRELL                                Treasurer                May 15, 2001
                                                  (Chief Financial and
                                                  Accounting Officer)


*By /s/ ROBERT D. ROCK
------------------------------------
ROBERT D. ROCK,
Attorney-in-Fact

May 15, 2001

* Pursuant to power of attorney filed with Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000.

                                  EXHIBIT LIST

(a)(4)     Articles Supplementary

(b)        Bylaws of Registrant

(d)(5)     Form of Master Investment Advisory Agreement

(d)(11)    Form of Master Sub-Advisory Agreement

(g)(1)     Form of Custodian Agreement with The Bank of New York

(g)(2)     Form of Custodian Agreement with The Chase Manhattan Bank

(i)        Opinion and Consent of Counsel






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